Exhibit 10.13

THIRD AMENDMENT

TO THE

PENNYMAC FINANCIAL SERVICES, INC.

2013 EQUITY INCENTIVE PLAN

This Third Amendment to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (this “Amendment”), effective as of December 13, 2020, is made and entered into by PennyMac Financial Services, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall the meanings ascribed to such terms in the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 16.1 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time; and

WHEREAS, the Board desires to amend the Plan to place certain restrictions on Awards granted thereunder.

NOW, THEREFORE, in accordance with Section 16.1 of the Plan, the Company hereby amends the Plan as follows:

1.   Article 7 of the Plan is hereby amended to add a new Section 7.9 to read as follows:

7.9       Minimum Vesting Requirements. Notwithstanding anything to the contrary set forth in the definitions of Performance Period or Restricted Period, or as may be otherwise set forth in Section 7.1(d) or Section 7.2(c), any minimum period required before an Award vests or becomes exercisable, as applicable, shall not apply to Awards granted under the Plan with respect to the number of shares of Stock that, in the aggregate, does not exceed five percent (5%) of the total number of shares of Stock authorized for issuance pursuant to Section 4.1(b) of the Plan, which may be amended from time to time.

2.   Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page to follow]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

PENNYMAC FINANCIAL SERVICES, INC.

By:	/s/ Jeffrey P. Grogin
Name:	Jeffrey P. Grogin
Title:	Senior Managing Director and
Chief Enterprise Operations Officer